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                                                                    EXHIBIT 10.6

                               AMENDMENT NO. TWO
                             POST PROPERTIES, INC.
                              EMPLOYEE STOCK PLAN

     Pursuant to the power reserved in section 17 of the Post Properties, Inc. Employee Stock Plan and in connection with the approval granted by the shareholders of Post Properties, Inc., section 3, Shares Reserved Under the Plan, is hereby amended to delete 1,200,000 from the first sentence thereof and to insert in its place "3,500,000."


     This Amendment to the Post Properties, Inc. Employee Stock Plan shall be effective as of the date that the shareholders of Post Properties, Inc. adopted the Amendment to the Plan.


                                     POST PROPERTIES, INC.



                                     By: /s/ Sherry W. Cohen
                                         --------------------------
                                         Sherry W. Cohen
                                         Senior Vice President and Secretary

                                     Date: October 24, 1997